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                                                                    Exhibit 10.6

                               PEOPLES STATE BANK
                           DEFERRED COMPENSATION PLAN

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                                TABLE OF CONTENTS

ARTICLE I. DEFINITIONS....................................................   1

ARTICLE II. ADMINISTRATION................................................   2
   2.01. Administration of the Plan.......................................   2
   2.02. Claims Procedure.................................................   2

ARTICLE III. PARTICIPATION................................................   3
   3.01. Eligibility to Participate.......................................   3
   3.02. Modification of Participation....................................   3
   3.03. Termination of Participation.....................................   4

ARTICLE IV. DEFERRED COMPENSATION.........................................   4
   4.01. Deferral of Bonuses by Officers..................................   4
   4.02. Deferral of Fees by Directors....................................   4

ARTICLE V. ACCOUNTS AND INVESTMENTS.......................................   4
   5.01. Establishment of Accounts........................................   4
   5.02. Allocation of Interest to Accounts...............................   4
   5.03. Vesting of Accounts..............................................   4
   5.04. Statement of Accounts............................................   5

ARTICLE VI. BENEFITS......................................................   5
   6.01. Benefit upon Officer's Normal Retirement, Disability and
         Termination of Employment or Director's Cessation of Service as a
         Director.........................................................   5
   6.02. Method of Payment of Benefits....................................   5
   6.03. Death............................................................   5
   6.04. Commencement of Payments.........................................   5
   7.01. Amendment by Board...............................................   6
   7.02. Board's Right to Terminate.......................................   6

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
   7.03. Change in Control................................................   6
   7.04. ERISA Compliance.................................................   7

ARTICLE VIII. MISCELLANEOUS...............................................   7
   8.01. Unfunded Plan....................................................   7

                               PEOPLES STATE BANK
                           DEFERRED COMPENSATION PLAN

     WHEREAS, Peoples State Bank, a Michigan corporation (hereinafter referred to as the "Bank"), established the Peoples State Bank Deferred Compensation Plan (hereinafter referred to as the "Plan") for certain Officers and Directors of the Bank, effective as of July 1, 1995.

     WHEREAS, the Bank desires to amend and restate the Plan, effective as of January 1, 1997.

     NOW, THEREFORE, the Bank hereby amends and restates the Plan in its entirety, effective as of January 1, 1997.

                                     PURPOSE

     The purpose of this Plan is to provide a means by which certain Officers and Directors of the Bank may elect to defer the receipt of certain compensation.

                             ARTICLE I. DEFINITIONS

     1.01. "Beneficiary" means the individual, trust or estate designated by the Participant to receive the Participant's benefits after his death on a Designation of Beneficiary form prescribed by the Committee and filed with the Bank before the Participant's death. A Participant may revoke, amend or alter such Beneficiary designation at any time. In the absence of an effective designation of Beneficiary, or if the Beneficiary does not survive the Participant, the Participant's benefits shall be paid to the individual in (or paid in equal shares by right of representation to the individuals in) the first of the following classes of successive preference Beneficiaries in which there shall be an individual surviving such Participant: (a) his spouse,(b) his issue;
(c) his parents; or (d) his brothers and sisters and issue thereof. If no such Beneficiary survives the Participant, the Participant's benefits shall be paid to the Participant's estate.

     1.02. "Bank" means Peoples State Bank, a Michigan corporation, and any successor, and any organization into which or with which the Bank may merge or consolidate or to which all or substantially all of the Bank's assets may be transferred.

     1.03. "Board of Directors" or "Board" means the board of directors of Peoples State Bank.

     1.04. "Change in Control" means the time any person or entity acquires 50% or more of the Bank's outstanding voting stock.

     1.05. "Committee" means the Compensation and Benefits Committee appointed by the Board of Directors to administer the Plan, or any successor thereto.

     1.06. "Deferred Benefit" means the benefit payable to, or on behalf of, a Participant upon his retirement, death, disability, or termination of employment from the Bank or upon the cessation of service as a Director of the Bank, as calculated under Article VII hereof.

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     1.07. "Deferred Benefit Account" means the account or accounts maintained on the books of the Bank for each Participant pursuant to Article VI. A Participant's Deferred Benefit Account shall be utilized solely as a device for the measurement and determination of the amounts to be paid to the Participant shall not constitute or be treated as a trust fund of any kind.

     1.08. "Director" means a director on the Board of Directors of Peoples State Bank.

     1.09. "Disability" or "Disabled Participant" means a physical or mental condition of a Participant resulting in his failure to perform the normal duties of his employment for a consecutive period of 90 days as determined by the Committee in its sole discretion.

     1.10. "Effective Date" means July 1, 1995.

     1.11. "Normal Retirement Age" means the time at which a Participant attains age 65.

     1.12. "Officer" means a person employed as an officer of the Bank.

     1.13. "Participant" means each individual who is a Director or any individual who is an Officer designated by the Committee as eligible to participate in this Plan and who elects to participate by filing a Participation Agreement, as provided in ARTICLE IV.

     1.14. "Participation Agreement" means the agreement filed by a Participant prior to the beginning of the first period for which the Participant's compensation is to be deferred pursuant to the Plan.

     1.15. "Plan" means the Peoples State Bank Deferred Compensation Plan as set forth herein and as may be amended from time to time.

     1.16. "Plan Year" means the calendar year, except that the first Plan Year shall be a short Plan Year and shall begin on July 1, 1995, the date this Plan is executed by the Bank, and shall end on December 31, 1995.

                           ARTICLE II. ADMINISTRATION

     2.01. Administration of the Plan. The Plan shall be administered by the Committee which shall have full and exclusive power to interpret the Plan, to determine the amount and manner of any deferrals and payments and to adopt such rules and regulations as are necessary for its administration. A member of the Committee who is a Participant shall not vote on any question relating specifically to himself; and, in the event the remaining members of the Committee are unable to come to a determination of any question, the same shall be determined by the Board of Directors. The decisions of the Committee shall be final and conclusive on all persons and the Committee shall not be subject to liability thereon. The Committee may delegate specific responsibilities it assumes under this Plan which are administrative or ministerial in nature by notifying a delegate as to the duties and responsibilities delegated.

     2.02. Claims Procedure. Claims for benefits under the Plan shall be made in writing to the Committee. If a claim for benefits is wholly or partially denied, the Committee shall, within

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a reasonable period of time, but not later than 90 days after receipt of the claim, provide the claimant notice written in a manner calculated to be understood by the claimant of:

          (a) The specific reason or reasons for denial;

          (b) Specific reference to the pertinent Plan provisions on which the denial is based;

          (c) A description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and

          (d) Any explanation of the Plan's claim review procedure.

A Participant whose claim for benefits under the Plan has been denied, or his duly authorized representative, may request a review upon written application to the Committee, may review pertinent documents, and may submit issues and comments in writing. The claimant's written request for review must be submitted to the Committee within 60 days after receipt by the claimant of written notification of the denial of a claim. A decision by the Committee shall be made promptly, and not later than 60 days after the Committee's receipt of a request for review, unless special circumstances require an extension of time for proceeding, in which case a decision shall be rendered as soon as possible, but not later than 120 days after receipt of the request for review. The decision on review shall be in writing and shall include specific reasons for the decision, specific reference to the pertinent Plan provision on which the decision is based, and be written in a manner calculated to be understood by the claimant.

                           ARTICLE III. PARTICIPATION

     3.01. Eligibility to Participate. Each Director and any Officer of the Bank who is designated by the Committee to be eligible to participate shall be eligible to participate in this Plan. Each such Director or Officer shall become a Participant in the Plan upon execution of a Participation Agreement in a form prescribed by the Committee.

     Except as provided below, a Participation Agreement must be filed with the Committee prior to the December 31 immediately preceding the Plan Year in which the Participant's participation in the Plan will commence. Newly eligible Participants must file a Participation Agreement within 30 days of eligibility for deferrals effective at the end of such 30-day period. For the first short Plan Year, Participants shall execute and file Participation Agreements within 30 days of the date the Bank executes the Plan.

     3.02. Modification of Participation. A Participant may not modify his Participation Agreement to change the amount deferred or the manner of payment, except with respect to amounts to be earned in subsequent calendar years by executing a new Participation Agreement prior to the beginning of the calendar year in which such modification is to become effective. Any such modification shall have no effect upon amounts deferred or to be deferred through the effective date of such modification, which shall be payable only in accordance with the terms of the Participation Agreement and this Plan.

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     3.03. Termination of Participation. A Participant may revoke his
Participation Agreement by filing a Notice of Termination of Election on a form prescribed by the Committee, which shall become effective as of the beginning of the calendar year following the date such revocation is filed with the Committee. Thereafter the Participant may again make new deferrals, if he is then eligible, by executing a new Participation Agreement to defer amounts to be earned in subsequent years, provided that such Participation Agreement is filed with the Committee prior to the beginning of the calendar year in which it is to become effective.

                        ARTICLE IV. DEFERRED COMPENSATION

     4.01. Deferral of Bonuses by Officers. An Officer eligible to participate may elect to defer all or any portion of the bonus (a "Bonus Deferral Amount") which he is awarded with respect to any calendar year if (a) for the short Plan Year, he files his Participation Agreement within 30 days of the date the Bank executes the Plan and (b) for all subsequent Plan Years, he files his Participation Agreement on or before December 31 of the Plan Year preceding the Plan Year with respect to which such Bonus is declared. The amount of such Bonus to be deferred shall be specified by the Officer in his Participation Agreement.

     4.02. Deferral of Fees by Directors. A Director eligible to participate may elect to defer all or any portion of the Director's fee (a "Director's Fee Deferral Amount") he is eligible to receive for a Plan Year if (a) for the short Plan Year, he files his Participation Agreement within 30 days of the date the Bank executes the Plan and (b) for all subsequent Plan Years, he files his Participation Agreement on or before December 31 of the Plan Year preceding the Plan Year with respect to which such Fee is earned and payable. The amount of such Fee to be deferred shall be specified by the Director in his Participation Agreement.

                       ARTICLE V. ACCOUNTS AND INVESTMENTS

     5.01. Establishment of Accounts. The Bank shall establish on its books a Deferred Benefit Account for each Participant which shall consist of a Bonus Deferral Subaccount and/or a Director's Fee Deferral Subaccount, as applicable. Upon deferral of any Bonus Deferral Amount, the Bank shall make a memorandum credit to the Bonus Deferral Subaccount under the Participant's Deferred Benefit Account to indicate the amount of such deferral and upon deferral of any Director's Fee Deferral Amount, the Bank shall make a memorandum credit to the Director's Fee Deferral Subaccount under the Participant's Deferred Benefit Account to indicate the amount of such deferral.

     5.02. Allocation of Interest to Accounts. Interest will be credited to the Deferred Benefit Account of each Participant as of the first day of each month, based on the average rate received for the prior month on the Bank's investment securities, as defined by the Regulatory Call Reports and as reported to the Board of Directors. Interest will be credited separately to the Participant's Bonus Deferral Subaccount and/or Director's Fee Deferral Subaccount, as applicable.

     5.03. Vesting of Accounts. A Participant shall at all times be 100% vested in his Deferred Benefit Account.

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     5.04. Statement of Accounts. The Bank shall submit to each Participant, within 120 days after the close of each Plan Year, a statement in such form as the Bank deems desirable, setting forth the balance to the credit of the Participant in the applicable Subaccount or Subaccounts of his Deferred Benefit Account as of the last day of the preceding Plan Year.

                              ARTICLE VI. BENEFITS

     6.01. Benefit upon Officer's Normal Retirement, Disability and Termination of Employment or Director's Cessation of Service as a Director. Upon an Officer's (a) retirement from the Bank after reaching Normal Retirement Age, (b) Disability, or (c) termination of employment from the Bank, he shall be entitled to a Deferred Benefit equal to the amount of the Bonus Deferral Subaccount under his Deferred Benefit Account, determined in accordance with Sections 6.01 and
6.02 as of the first day of the month following the date the Participant is eligible to receive benefits under this Plan. Upon the cessation of a Director's service as a Director of the Bank, he shall be entitled to a Deferred Benefit equal to the amount of the Director's Fee Deferral Subaccount under his Deferred Benefit Account, determined in accordance with Sections 6.01 and 6.02 as of the first day of the month following the date the Participant is eligible to receive benefits under this Plan.

     6.02. Method of Payment of Benefits. Deferred Benefits shall be paid to a Participant in 1 lump sum or in substantially equal annual installments over such period of time (not to exceed 15 years), as elected by the Participant. The form of payment for any amounts deferred, shall be as set forth in a 1-time, irrevocable election made by the Participant on a form to be provided by the Committee. Such election shall be made prior to the beginning of the first period for which the Director's Fee Deferral Amount or Bonus Deferral Amount, as applicable, is to be deferred hereunder. Separate elections with respect to form of payment shall be made for Director's Fee Deferral Amounts and Bonus Deferral Amounts, as applicable. If a Participant dies before or after benefit payments begin, the Participant's Deferred Benefit Account as of the date of his death shall be distributed, as elected by the Participant under Section 7.03.

     6.03. Death. If a Participant dies after the commencement of payment of any portion of his Deferred Benefit, his Beneficiary shall receive 1 lump sum payment equal to the sum of the remaining installments of the Participant's Deferred Benefit. If a Participant dies while employed and prior to receipt of any portion of any of his Deferred Benefit, the Participant's Beneficiary shall receive the balance of the Participant's Deferred Benefit Account in 1 lump sum.

     6.04. Commencement of Payments.

          (a) Bonus Deferral Amounts. The first payment to a Participant from his Bonus Deferral Subaccount(whether in the form of an installment payment or as a lump sum payment) shall be made as soon as practicable in January of the calendar year following the year of an Officer's (i) retirement from the Bank after reaching Normal Retirement age, (ii) Disability or (iii) termination of employment. Payment of subsequent installments, if applicable, shall be made as soon as practicable in January of the year in which such payment is due. The amount of each installment shall be equal to the quotient obtained by dividing
(i) the amount in the Bonus Deferral Subaccount under the Participant's Deferred Benefit Account as of January 1 of the

Plan Year by (ii) the number of installment payments elected by the Participant minus the number of installment payments previously made on behalf of the Participant from his Bonus Deferral Subaccount. The balance shall be appropriately reduced to reflect the installment payments made hereunder. In the event of death, payment of remaining installments shall be made as soon as practical in a lump sum. Anything to the contrary herein notwithstanding, the Committee may require minimum annual installment payments of $1,000.00.

          (b) Director's Fee Deferral Amounts. The first payment to a Participant from his Director's Fee Deferral Subaccount (whether in the form of an installment payment or as a lump sum payment) shall be made as soon as practicable in January of the calendar year following the year of his cessation of service as a Director. Payment of subsequent installments, if applicable, shall be made as soon as practicable in January of the year in which such payment is due. The amount of each installment shall be equal to the quotient obtained by dividing (i) the amount in the Director's Fee Deferral Subaccount under the Participant's Deferred Benefit Account as of January 1 of the Plan Year by (ii) the number of installment payments elected by the Participant minus the number of installment payments previously made on behalf of the Participant from his Director's Fee Deferral Subaccount. The balance shall be appropriately reduced to reflect the installment payments made hereunder. In the event of death, payment of remaining installments shall be made as soon as practical in a lump sum. Anything to the contrary herein notwithstanding, the Committee may require minimum annual installment payments of $1,000.00.

               ARTICLE VII. AMENDMENT AND TERMINATION OF THE PLAN

     7.01. Amendment by Board. The Board may at any time amend the Plan in whole or in part; provided, however, that, except as provided in Section 8.02, no amendment shall decrease or restrict any Deferred Benefit Account at the time of such amendment.

     7.02. Board's Right to Terminate. The Board may at any time terminate the Plan with respect to new elections to defer if, in its judgment, the continuance of the Plan, the tax, accounting, or other effects thereof, or potential payments thereunder would not be in the best interests of the Bank. The Board may also terminate the Plan in its entirety at any time, and upon any such termination, each Participant (and Beneficiary) who is then receiving a Deferred Benefit shall be paid the then remaining balance in his Deferred Benefit Account, as determined by the Bank, in either a lump sum or in substantially equal annual installments over such period of time as elected by the Bank (not to exceed the remaining period of time elected by the Participant); and, each Participant who has not received a payment of his Deferred Benefit shall be paid the balance in his Deferred Benefit Account, as determined by the Bank, in either a lump sum or in substantially equal annual installments over such period of time as elected by the Bank (not to exceed the period of time elected by the Participant).

     7.03. Change in Control. In the event of a Change in Control, the Plan may be terminated in the sole discretion of the Board of Directors. If the Plan is not terminated upon a Change in Control, all Participation Agreements filed with Committee prior to such Change in Control shall remain in effect without modification.

     7.04. ERISA Compliance. Notwithstanding any provisions of this Article VIII to the contrary, the Bank may amend or modify the Plan in any respect which shall be necessary or advisable in order that the benefits provided by the Plan shall constitute unfunded deferred compensation for a select group of management or highly compensated employees as described in Sections 201(2), 301(a)(3) and 401(a)(1) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

                           ARTICLE VIII. MISCELLANEOUS

     8.01. Unfunded Plan. The undertakings of the Bank herein to each Participant constitute merely the unsecured promise to make the payments as provided for herein and it is the Bank's intention that the Plan be unfunded for tax purposes and for purposes of Title I of ERISA. Neither a Participant nor any Beneficiary nor any other person shall have, by reason of this Plan, any rights, title or interest of any kind in or to any property of the Bank, nor any beneficial interest in any trust which may be established by the Bank in connection with this Plan. If the Bank transfers any property to a trust in connection with this Plan such trust shall not be held for the exclusive benefit of Participants, and any assets held in such trust shall be subject to the claims of the Bank's general creditors in the event of the Bank's insolvency or bankruptcy.

     IN WITNESS WHEREOF, the Bank, by its officers duly authorized, has executed this document this _____ day of _____________, 1997.

Attest:                                 PEOPLES STATE BANK


                                        By:
                                            ------------------------------------
                                        Its:
                                             -----------------------------------

                                 AMENDMENT NO. 1
                                     TO THE
                               PEOPLES STATE BANK
                           DEFERRED COMPENSATION PLAN

     WHEREAS, Peoples State Bank (the "Company") has established the Peoples State Bank Deferred Compensation Plan (the "Plan"); and

     WHEREAS, the Company has become a wholly owned subsidiary of PSB Group, Inc., a bank holding company organized under the laws of the State of Michigan (the "Holding Company"); and

     WHEREAS, the Plan permits the deferral of directors' fees by directors of the Company and the Company wishes to extend the terms of the Plan to directors of the Holding Company.

     NOW THEREFORE, effective as of the date indicated below, the Company the hereby amends the Plan as follows:

1. Section 2.03 of the Plan is amended to provide as follows:

     2.03 "Board of Directors" or "Board" means the board of directors of Peoples State Bank. For purposes of determining which Directors are eligible to participate in the Plan and effective with respect to all director fees payable on or after September 1, 2003, "Board of Directors" or "Board" shall include the members of the board of directors of PSB Group, Inc. (the "Holding Company").

2. Section 2.04 of the Plan is amended to provide as follows:

     2.04 "Change in Control" means the time any person or entity acquires 50% or more the Holding Company's outstanding voting stock.

3. Section 2.08 of the Plan is amended to provide as follows:

     1.08 "Director" means a director on the Board of Directors of the Bank or the Holding Company.

4. Section 4.01 of the Plan is amended to provide as follows:

     4.01 Eligibility to Participate. Each Director and any Officer who is designated by the Committee to be eligible to participate shall be eligible to participate in this Plan. Each such Director or Officer shall become a Participant in the Plan upon execution of a Participation Agreement in a form prescribed by the Committee.

               Except as provided below, a Participation Agreement must be filed with the Committee prior to the December 31 immediately preceding the Plan Year in which the Participant's participation in the Plan will commence. Newly eligible Participants must file a Participation Agreement within 30 days of eligibility for deferrals effective at the end of such 30-day period. For the first short Plan Year, Participants shall execute and file Participation Agreements within 30 days of the date the Bank executes the Plan. For the 2003 Plan Year, the Participation Agreement in effect for Directors of the Bank with respect to fees payable by the Bank shall apply equally to any fees payable to those Directors who also serve on the Holding Company Board.

4. The last sentence of Section 7.01 of the Plan is amended to provide as follows:

          Upon the cessation of a Director's service as a Director of the Bank and the Holding Company, he shall be entitled to a Deferred Benefit equal to the amount of the Director's Fee Deferral Subaccount under his Deferred Benefit Account, determined in accordance with Sections
          6.01 and 6.02 as of the first day of the month following the date the Participant is eligible to receive benefits under this Plan.

5. The first sentence of Section 7.04(b) of the Plan is amended to provide as follows:

          The first payment to a Participant from his Director's Fee Deferral Subaccount (whether in the form of an installment payment or as a lump sum payment) shall be made as soon as practicable in January of the calendar year following the year of his cessation of service as Director of both the Holding Company and the Bank.

     IN WITNESS WHEREOF, the Company has executed this Amendment by its duly authorized officer, on this _____ day of _______, 2003.

                                        PEOPLES STATE BANK


                                        By:
                                            ------------------------------------
                                        Its:
                                             -----------------------------------

                                 AMENDMENT NO. 2
                                     TO THE
                               PEOPLES STATE BANK
                           DEFERRED COMPENSATION PLAN

     WHEREAS, Peoples State Bank (the "Company") has established the Peoples State Bank Deferred Compensation Plan (the "Plan"); and

     WHEREAS, the Company has become a wholly owned subsidiary of PSB Group, Inc., a bank holding company organized under the laws of the State of Michigan (the "Holding Company"); and

     WHEREAS, the Plan permits the deferral of directors' fees by directors of the Company and the Company wishes to extend the terms of the Plan to directors of the Holding Company.

     NOW THEREFORE, effective as of the date indicated below, the Company the hereby amends the Plan as follows:

1. Effective September 1, 2003, the name of the Plan is hereby changed to The PSB Group, Inc. Deferred Compensation Plan.

2. Section 2.03 of the Plan is amended to provide as follows:

     2.03 "Board of Directors" or "Board" means the board of directors of Peoples State Bank. For purposes of determining which Directors are eligible to participate in the Plan and effective with respect to all director fees payable on or after September 1, 2003, "Board of Directors" or "Board" shall include the members of the board of directors of PSB Group, Inc. (the "Holding Company"). Effective immediately upon the adoption of this amendment, for all purposes under this Plan, "Board of Directors" or "Board" means the board of directors of PSB Group, Inc., and for purposes of determining which Directors are eligible to participate in the Plan and effective with respect to all director fees payable on or after November 1, 2003, "Board of Directors" or "Board" shall include the members of the board of directors of Peoples State Bank.

3. Effective November 1, 2005, Section 2.03 of the Plan is amended to provide as follows:

     6.02 Allocation of Interest to Account. Except in the case of a Participant's request to have the investment performance of all or a portion of Participant's Deferred Benefit Account be measured as if it were invested in Holding Company common stock, interest will be credited to the Deferred Benefit Account of each Participant as of the first day of each month, based on the average rate received for the prior month on the Bank's investment securities, as defined by the

     Regulatory Call Reports and as reported to the Board of Directors. Interest will be credited separately to the Participant's Bonus Deferral Subaccount and/or Director's Fee Deferral Subaccount, as applicable. Effective November 1, 2005, Participants shall have the election to direct that the investment performance for all or a portion of the Participant's Deferred Benefit Account be determined as if it were invested in shares of Holding Company common stock. Such election shall be made in writing and given to the Board of Directors no later than November 18, 2005. To the extent that any Participant who makes such an election, payments to such Participant pursuant to Article VI of this Plan shall be in the form of Holding Company common stock.

     IN WITNESS WHEREOF, the Company has executed this Amendment by its duly authorized officer, on this _____ day of _______, 2005.

                                        PEOPLES STATE BANK


                                        By:
                                            ------------------------------------
                                        Its:
                                             -----------------------------------